UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-12957                22-2372868
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)            Identification)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On January 21, 2004, Enzon Pharmaceuticals, Inc. ("Enzon") filed a Current Report on Form 8-K (the "Original Form 8-K") to report a strategic partnership with Inex Pharmaceuticals Corporation ("INEX") to develop and commercialize INEX's proprietary oncology product Onco TCS. The disclosure set forth in Item 5 of the Original Form 8-K contained a typographical error stating that INEX received a US$10 million up-front payment. The correct amount of the up-front payment was $12 million, as was correctly set forth in the press release announcing the transaction issued by Enzon and filed as an exhibit to the Original Form 8-K.

      This amendment continues to speak as of the date of the filing of the Original Current Report, and the Registrant has not updated the disclosures contained herein to reflect any events that occurred at a later date.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 03, 2004


                                              By:  /s/ Kenneth J. Zuerblis
                                                   -----------------------------
                                                  Kenneth J. Zuerblis
                                                  Vice President, Finance and
                                                  Chief Financial Officer